UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MARCUS & MILLICHAP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(4)	Date Filed:

Marcus & Millichap, Inc.

23975 Park Sorrento, Suite 400

Calabasas, California 91302

(818) 212-2250

ADDITIONAL INFORMATION REGARDING 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, MAY 5, 2020

The following information notifying stockholders of Marcus & Millichap, Inc. (the “Company”) of a change in meeting location relates to the Company’s proxy statement (the “Proxy Statement”), dated March 20, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s 2020 Annual Meeting of Stockholders to be held on Tuesday, May 5, 2020. This information is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 24, 2020.

PLEASE READ THIS INFORMATION IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION OF 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, MAY 5, 2020

To the Stockholders of Marcus & Millichap, Inc. (the “Company”):

NOTICE IS HEREBY GIVEN that the Board of Directors of the Company has changed the location of the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) from an in-person meeting to a virtual-only meeting, in response to current public health guidance regarding the COVID-19 pandemic and for the safety of participants. We expect our use of a virtual-only meeting format to be a one-time occurrence. As previously announced, the Annual Meeting will be held on Tuesday, May 5, 2020 at 2:00 p.m. Pacific Time.

The platform for the virtual Annual Meeting includes functionality that affords validated stockholders the same meeting participation rights and opportunities they would have at an in-person meeting. Instructions to access and log-in to the virtual Annual Meeting are provided below, and once admitted, stockholders may view reference materials, submit questions and vote their shares by following the instructions that will be available on the meeting website.

It remains very important that your shares are represented and voted at the Annual Meeting. We therefore strongly encourage you to vote in advance of the Annual Meeting. If you have already voted, we thank you for taking the time to exercise your right to make your voice heard. If you have not already voted, please take a moment to vote at your earliest convenience. See “Voting Methods” below for instructions for various voting methods.

As described in the proxy materials for the Annual Meeting that we previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 6, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker or other nominee.

Access and Log-in Instructions for Virtual Annual Meeting

To be admitted to the Annual Meeting, go to https://web.lumiagm.com/204691330 and enter the 11-digit control number included in the proxy materials that were previously distributed to you and the password “mm2020”. Online access to the Annual Meeting will open at 1:00 p.m. Pacific Time to allow time for you to log-in prior to the start of the live audio webcast of the Annual Meeting Annual Meeting at 2:00 p.m. Pacific Time.

If you are unable to locate your proxy materials containing your 11-digit control number and cannot log-in as a validated stockholder, you may opt to participate in the Annual Meeting as a “guest,” in which case you will be able to hear the audio webcast but will not be able to utilize the question, voting or other functions noted above.

How Beneficial Owners May Participate in the Virtual Annual Meeting

If your shares are registered in the name of your bank, broker or other nominee, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner, to vote or ask questions in person at the virtual Annual Meeting, you must first obtain a valid legal proxy from your bank, broker or other nominee and then register in advance to attend the Annual Meeting. Follow the instructions from your bank, broker or other nominee included with the provided proxy materials, or contact your bank, broker or other nominee to request a legal proxy form.

After obtaining a valid legal proxy from your bank, broker or other nominee, to register to vote or ask questions at the virtual Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on April 28, 2020. You will receive a confirmation of your registration by email after we receive your registration materials.

Voting Methods

BEFORE the Annual Meeting:

Vote by Internet: Go to www.voteproxy.com until 11:59 p.m. Eastern Time on May 4, 2020.

Vote by Phone: Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries until 11:59 p.m. Eastern Time on May 4, 2020.

Vote by Mail: Complete, sign and date the proxy card/voting instruction card and return it in the postage-paid envelope that was enclosed with the proxy materials previously distributed.

DURING the Annual Meeting:

Vote by Internet: Go to https://web.lumiagm.com/204691330 and vote during the meeting by entering the 11-digit control number included in the previously distributed proxy materials and the password “mm2020” and following the instructions on the meeting website.

As noted above, we strongly encourage you to vote in advance of the Annual Meeting by using one of the methods set forth above under “BEFORE the Annual Meeting” (also set forth in the proxy materials previously distributed), whether or not you plan to access the Annual Meeting. The proxy card/voting instruction card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. If you have already voted, you do not need to take any further voting action unless you wish to change your vote. You have the right revoke your proxy before it is exercised at the Annual Meeting at any time before the polls close by submitting a later-dated proxy card/voting instruction card, by attending the Annual Meeting virtually and voting by Internet, by delivering instructions to our Corporate Secretary before the Annual Meeting or by voting again using the Internet or by telephone before the cut-off time. Your latest Internet or telephone proxy is the one that will be counted. If you hold shares through a broker, bank, or other nominee, you may revoke any prior voting instructions by contacting that firm.

List of Stockholders

The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for ten (10) days prior to the Annual Meeting and during the virtual Annual Meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our Corporate Secretary at 23975 Park Sorrento, Suite 400, Calabasas, California 91302, or mlouie@marcusmillichap.com to arrange for electronic access to the stockholder list.

By Order of the Board of Directors,

Hessam Nadji
President and Chief Executive Officer

Calabasas, California

April 24, 2020

INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on May 5, 2020:

The Notice of the 2020 Annual Meeting, the Proxy Statement and

the 2019 Annual Report to Stockholders are available at http://www.astproxyportal.com/ast/18576.